Osterweis Fund

Supplement dated April 1, 2019 to the
Summary Prospectus dated June 30, 2018, as supplemented

Effective April 1, 2019, Larry Cordisco will serve as a co-Lead Portfolio Manager for the Osterweis Fund.

The following disclosure is added under the heading “Portfolio Managers” on page 4:

Larry Cordisco – Portfolio Manager of the Fund since 2019

Please retain this Supplement with the Summary Prospectus.